UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 20, 2013

TARGET CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	No. 41-0215170
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices)  (Zip Code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

Target Corporation (the “Company”) announced on March 20, 2013 the pricing, and announced on March 21, 2013 the final results, of its previously announced tender offers for any and all of certain outstanding debt securities of the Company.  The Company also announced on March 21, 2013 the determination of the maximum payment amount in connection with its previously announced tender offers for up to a maximum payment amount of certain other outstanding debt securities of the Company. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits

(d)      Exhibits

99.1                  Press Release dated March 20, 2013.

99.2                  Press Release dated March 21, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: March 21, 2013	By:	/s/ John J. Mulligan
John J. Mulligan
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description	Method of Filing

99.1	Press Release dated March 20, 2013	Electronic Transmission

99.2	Press Release dated March 21, 2013	Electronic Transmission